UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2008

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 7, 2008, i2 Technologies, Inc. (the “Company”) held a Fourth Quarter and Fiscal Year 2007 Earnings Conference Call on its website. Attached as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during that call and the questions and answers following the presentation. Attached as Exhibit 99.2 are the slides presented during that call on the Company’s website.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the script of the Company’s presentation during the call and the questions and answers following the presentation attached as Exhibit 99.1 and the slides presented during the call attached hereto as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits referenced below and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

(d)	Exhibits.

Exhibit Number	Description

99.1	Transcript of Fourth Quarter and Fiscal Year 2007 Earnings Conference Call webcast on February 7, 2008.

99.2	Slide presentation appearing on Company’s website in connection with Fourth Quarter and Fiscal Year 2007 Earnings Conference Call on February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2008	i2 TECHNOLOGIES, INC.

	By:	/s/ Michael J. Berry
Michael J. Berry
Executive Vice President, Finance and Accounting and Chief Financial Officer